UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2010

FRANKLIN CREDIT HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-17771	26-3104776
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Hudson Street Jersey City, New Jersey		07302
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 604-1800

_______________________________________________
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Franklin Credit Holding Corporation (the “Company”) held its 2010 Annual Meeting of Stockholders on June 16, 2010.  The items listed below were submitted to a vote of the stockholders present, in person or by proxy, and entitled to vote at the Company’s 2010 Annual Meeting.  Final voting results are shown below.

(1) Election of the following individuals to Class II of the Board of Directors of the Company for a term of three years.

Election of Directors	For	Withheld
Michael Bertash	4,884,482	32,627
Frank B. Evans	4,884,482	32,627
Steven W. Lefkowitz	4,884,482	32,627

Broker Non-Votes: 1,881,107

(2) Ratification of the appointment by the Audit Committee of the Company’s Board of Directors of Marcum LLP to serve as the independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2010.

Ratification of Independent Registered Public Accounting Firm	For	Against	Abstain
	6,249,093	15,120	741

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2010

FRANKLIN CREDIT HOLDING CORPORATION

By: /s/ Kevin P. Gildea
Name: Kevin P. Gildea
Title: Chief Legal Officer, Executive
Vice President and Secretary